Exhibit 77Q1(d)

Item 77Q1(d)

Combined Amended and Restated Rule 18f-3, Multi-Class Plan, including Exhibit A, amended as of February 12, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2018 (Accession Number 0001193125-18-064353)